SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 1999

HASTINGS MANUFACTURING COMPANY
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdic- tion of Incorporation)	1-3574 (Commission File Number)	38-0633740 (IRS Employer Identification No.)

325 North Hanover Street Hastings, Michigan (Address of Principal Executive Offices)	49058 (Zip Code)

(616) 945-2491
(Registrant's Telephone Number, Including Area Code)

Item 5.	Other Events

                On October 4, 1999, Hastings Manufacturing Company (the "Company") entered into a Joint Venture Agreement with Intraco Corporation. Pursuant to the Joint Venture Agreement, the parties have formed a new limited liability company, Casite Intraco, L.L.C., the primary business of which is to be the development, marketing and distribution of certain automotive-related products. The Joint Venture Agreement is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. A copy of the Company's press release, dated October 7, 1999 regarding the joint venture described above is attached as Exhibit 99.1 to this Form 8-K hereto and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

                      The following documents are filed as exhibits to this report on Form 8-K:

10.1	Joint Venture Agreement dated as of October 4, 1999 by and among Hastings Manufacturing Company and Intraco Corporation.

99.1	Press Release of Hastings Manufacturing Company dated October 7, 1999 announcing signing of Joint Venture Agreement.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 1999	HASTINGS MANUFACTURING COMPANY By /s/ Thomas J. Bellgraph Thomas J. Bellgraph Vice-President, Finance

EXHIBIT INDEX

Exhibit Number	Document

10.1	Joint Venture Agreement dated as of October 4, 1999 by and among Hastings Manufacturing Company and Intraco Corporation.

99.1	Press Release of Hastings Manufacturing Company dated October 7, 1999 announcing signing of Joint Venture Agreement.